Filed under Rule 497(e) and Rule 497(k)

Registration No. 033-52742

SunAmerica Series Trust

SA Franklin U.S. Equity Smart Beta Portfolio

(the “Portfolio”)

Supplement dated April 29, 2022, to the Portfolio’s

Summary Prospectus and Prospectus, each dated May 1, 2022

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

At a meeting held on March 31, 2022, the Board of Trustees (the “Board”) of SunAmerica Series Trust approved certain changes to the Portfolio’s principal investment strategies, including changes to its 80% investment policy. The Board also approved a change in the Portfolio’s name to the “SA Franklin Systematic U.S. Large Cap Core Portfolio.” These changes will become effective July 1, 2022 (the “Effective Date”).

On the Effective Date, the following changes to the Summary Prospectus and Prospectus are made:

All references to “SA Franklin U.S. Equity Smart Beta Portfolio” are replaced with “SA Franklin Systematic U.S. Large Cap Core Portfolio.”

The disclosure in the section of the Summary Prospectus entitled “Principal Investment Strategies of the Portfolio” and the section of the Prospectus entitled “Portfolio Summary: SA Franklin U.S. Equity Smart Beta Portfolio – Principal Investment Strategies of the Portfolio” is deleted in its entirety and replaced with the following:

The Portfolio seeks to achieve a higher risk-adjusted performance than the Russell 1000® Index (the “Index”) over the long term through a portfolio optimization process employed by the Portfolio’s subadviser. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of U.S. large capitalization companies. The Portfolio primarily invests in common stock of U.S. large capitalization companies included in the Index. As of February 28, 2022, the median market capitalization of a company in the Index was approximately $14.28 billion and the dollar-weighted average capitalization of the companies in the Index was approximately $549.21 billion. The size of the companies in the Index changes with market conditions and the composition of the Index.

The subadviser’s selection process is designed to select stocks for the Portfolio that have favorable exposure to certain factors, including but not limited to – quality, value, and momentum. Factors are common characteristics that relate to a group of issuers or securities that are important in explaining the returns and risks of those issuers’ securities. The “quality” factor incorporates measurements such as return on equity, earnings variability, cash return on assets and leverage. The “value” factor incorporates measurements such as price to earnings, price to forward earnings, price to book value and dividend yield. The “momentum” factor incorporates measurements such as 6-month risk adjusted price momentum and 12-month risk adjusted price momentum.

The subadviser uses a proprietary model to assign a quantitative factor score for each issuer in the Portfolio’s investible universe based on that issuer’s factor exposures. Each stock is then further analyzed based on the assigned factor scores, but taking into account certain sector weight limits and security weight limit constraints determined by, among others, the portfolio management team.

Under normal market conditions, the Portfolio holds 175 to 250 of the common stocks in the Index. The subadviser selects such stocks on a quarterly basis; however, it may change the position size of a stock, determine to buy a new stock or sell an existing one between its quarterly selection if the stock scores change materially or if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally.

The principal investment strategies and principal investment techniques of the Portfolio may be changed without shareholder approval. You will receive at least sixty (60) days’ notice of any change to the 80% investment policy set forth above.

In the section of the Summary Prospectus entitled “Principal Risks of Investing in the Portfolio” and the section of the Prospectus entitled “Portfolio Summary: SA Franklin U.S. Equity Smart Beta Portfolio – Principal Risks of Investing in the Portfolio,” the risk factor entitled “Disciplined Strategy Risk” is deleted in its entirety.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86704H-FUE1 (5/22)

Filed under Rule 497(e)

Registration No. 033-52742

SunAmerica Series Trust

SA Franklin U.S. Equity Smart Beta Portfolio

(the “Portfolio”)

Supplement dated April 29, 2022, to the Portfolio’s

Statement of Additional Information, dated May 1, 2022

Effective July 1, 2022, all references to “SA Franklin U.S. Equity Smart Beta Portfolio” are replaced with “SA Franklin Systematic U.S. Large Cap Core Portfolio.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SASTSAI-SUP1.1 (5/22)